                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below revokes all prior Powers of Attorney relating to Section 16 and Section 13 of the Securities Exchange Act of 1934, as amended, and appoints each of
Kimmarie Sinatra, Kevin Tourek and John Strzemp as such person's true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution and full power to act alone and without the other, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to execute, acknowledge, deliver and file any and all filings required by the Securities Exchange Act of 1934, as amended, including Section
13 and Section 16 of such act, and the rules and regulations thereunder, and requisite documents in connection with such filings, respecting securities of
Wynn Resorts, Limited, a Nevada corporation, including but not limited to Forms
3, 4 and 5 and Schedules 13D and 13G, and any amendments thereto, under such act and any amendments thereto with the Securities and Exchange Commission thereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof.

         This power of attorney shall be valid from the date hereof until revoked by the undersigned.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 3rd day of November, 2015.

                                        Wynn Family Limited Partnership

                                        By:    Wynn GP, LLC, its General Partner

                                        By:    Stephen A. Wynn Revocable Trust
                                               U/D/T Dated June 24, 2010, its
                                               Manager

                                        By:    /s/ Stephen A. Wynn
                                           -------------------------------------
                                        Name:  Stephen A. Wynn
                                        Title: Trustee